EXHIBIT 3.2

ARTICLES OF AMENDMENT

1. Corporate Name: Lifeway Foods, Inc.
2. Manner of Adoption of Amendment:

The following amendment to the Articles of Incorporation was adopted on June 20, 2013 in the manner indicated below:

☐ By a majority of the incorporators, provided no directors were named in the articles of Incorporation and no directors have been elected;

☐ By a majority of the board of directors, in accordance with Section 10.10, the corporation having Issued no shares as of the time of adoption of this amendment;

☐ By a majority of the board of directors, in accordance with Section 10.16, shares having been issued but shareholder action not being required for the adoption of the amendment;

☑ By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

☐ By the shareholders, In accordance with Sections 10.20 and 7.10, a resolution of the board of directors haling been duty adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10:

☐ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent In writing has been signed by all the shareholders entitled to vote on this amendment

3. Text of Amendment:
a.	When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.
Article I: The name of the corporation is:____________________________
(NEW NAME)
(All changes other than name, include on page 2.)

b. If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety.

ARTICLE FOUR IS AMENDED AS FOLLOWS:

ARTICLE FOUR Paragraph 1: The number of shares the corporation is authorized to issue shall be:
Class Par Value Number of Shares Authorized
Common no par 40,000,000
Preferred no par 2,500,000

Paragraph 2 – The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are: None.

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or affected by this amendment, is as follows: (If not applicable, insert “No change”):
No change.

5. a. The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital is as follows (If not applicable, insert “No change”):
(Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.)
No change.

b. The amount of paid-in capital as changed by this amendment is as follows: (If not applicable, insert “No change”): (Paid-in Capital replaces the terms Stated Capital end Paid-in Surplus and is equal to the total of these accounts.)
No change.

Before Amendment After Amendment

Paid-in Capital $ No change. $ No change.

6. The undersigned corporation has cause these articles to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true.

Dated:	June 25	, 2013	Lifeway Foods, Inc.
	(Month & Day)	(Year)	(Exact Name of Corporation at date of execution)

/s/ Edward Smolyansky
(Any Authorized Officer’s Signature)

Edward Smolyansky
Chief Financial and Accounting Officer, Treasurer, Chief Operating Officer and Secretary
(Type or Print Name and Title)

ARTICLES OF AMENDMENT

1. CORPORATE NAME: Lifeway Foods, Inc.

2. MANNER OF ADOPTION OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on June 16, 2006 in the manner indicated below, (“X” one box only)

☐	By a majority of the incorporators, provided no directors were named in the articles of Incorporation and no directors have been elected;

☐	By a majority of the board of directors, in accordance with Section 10.10, the corporation having Issued no shares as of the time of adoption of this amendment;

☐	By a majority of the board of directors, in accordance with Section 10.16, shares having been issued but shareholder action not being required for the adoption of the amendment;

☐
By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

☒
By the shareholders, In accordance with Sections 10.20 and 7.10, a resolution of the board of directors haling been duty adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10:

☐
By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent In writing has been signed by all the shareholders entitled to vote on this amendment

3. TEXT OF AMENDMENT:

a.	When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.
Article I: The name of the corporation is:

(NEW NAME)

All changes other than name, include on page 2
(over)

C-173.13
Text of Amendment
b.	(if amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)
RESOLVED, that the Articles of Incorporation be amended to read as follows:

ARTICLE FOUR Paragraph 1: The number of shares the corporation is authorized to issue shall be:
Class Par Value Number of Shares Authorized

Common no par 20,000,000
Preferred no par 2,500,000

4.
The manner. if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or affected by this amendment, is as follows: (If not applicable, insert “No change”)

No change.

5.
(a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert “No change)

No change.

(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital end Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert “No change)
No change.
	Before Amendment	After Amendment

Paid-in Capital	$ 6,186,426	$ 6,186,426

6.	The undersigned corporation has cause these articles to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true.

Dated: Aug. 14 , 2008    Lifeway Foods, Inc.
(Month & Day) (Year)   (Exact Name of Corporation at date of execution)

/s/ Julie Smolyansky
(Any Authorized Officer’s Signature)

Julie Smolyansky - President
(Type or Print Name and Title)

ARTICLES OF AMENDMENT

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its
Articles of Incorporation.

ARTICLE ONE: The name of the corporation is LIFEWAY FOODS, INC.

ARTICLE TWO: The following amendment of the Articles of
Incorporation was adopted on June 17, 2000 in the manner indicated below.

By a majority of the incorporators, provided no
directors were named in the articles of incorporation
and no directors have been elected; or by a majority
of the board of directors, in accordance with Section
10.10, the corporation having issued no shares as of
the time of adoption of this amendment;

By a majority of the board of directors, in
accordance with Section 10.15, shares having been
issued but shareholder action not being required for
the adoption of the amendment;

X By the shareholders, in accordance with Section
10.20, a resolution of the board of directors having
been duly adopted and submitted to the shareholders.
At a meeting of shareholders, not less than the
minimum number of votes required by statute and by
the articles of incorporation were voted in favor of
the amendment;

By the shareholders, in accordance with Sections
10.20 and 7.10, a resolution of the board of
directors having been duly adopted and submitted to
the shareholders. A consent in writing has been
signed by shareholders having not less than the
minimum number of votes required by statute and by
the articles of incorporation. Shareholders who have
not consented in writing have been given notice in
accordance with Section 7.10;

By the shareholders, in accordance with Sections
10.20 and 7.10, a resolution of the board of
directors have been duly adopted and submitted to the
shareholders. A consent in writing has been signed by
all the shareholders entitled to vote on this amendment.

RESOLUTION

RESOLVED, that the Articles of Incorporation dated May 13, 1986 be amended to add the following sentence immediately following the existing provision relating to preemptive rights:

"Notwithstanding anything contained herein to the contrary, the
Corporation shall have the power to grant preemptive rights to any of its shareholders by contract."

and further;
RESOLVED, that the text of the entire provision, as amended, will read as follows:

"Additionally resolved that a shareholder of the Corporation shall not be entitled to a preemptive right to purchase,
subscribe for, or otherwise acquire any unissued shares of stock of the Corporation, or any options or warrants to purchase,
subscribe for or otherwise acquire any such unissued shares or any shares, bonds, notes, debentures, or other securities
convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such unissued shares.
Notwithstanding anything contained herein to the contrary, the
Corporation shall have the power to grant preemptive rights to any of its shareholders by contract."

ARTICLE THREE: The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the
number of authorized shares of any class below the
number of issued shares of that class, provided for
or effected by this amendment, is as follows: (If not
applicable, insert "No change")

NO CHANGE
ARTICLE FOUR: (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in
capital replaces the terms Stated Capital and Paid in
Surplus and is equal to the total of these accounts)
is as follows: (If not applicable, insert "No
change")
NO CHANGE

(b) The amount of paid-in capital (Paid-in capital
replaces the terms Stated Capital and Paid in Surplus
and is equal to the total of these accounts) as
changed by this amendment is as follows: (If not
applicable, insert "No change")

NO CHANGE
Before Amendment After Amendment
------------------------ ----------------------

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated June 17, 2000
LIFEWAY FOODS, INC.
By /s/ Michael Smolyansky
-------------------------------
Michael Smolyansky, President

Attested By /s/ Valeriy Nikolenko
--------------------------
Valeriy Nikolenko, Secretary

ARTICLES OF AMENDMENT

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its
Articles of Incorporation.

ARTICLE ONE: The name of the corporation is LIFEWAY FOODS, INC.

ARTICLE TWO: The following amendment of the Articles of
Incorporation was adopted on May 8 , 1987 in the
manner indicated below.
By a majority of the incorporators, provided no
directors were named in the articles of incorporation
and no directors have been elected; or by a majority
of the board of directors, in accordance with Section
10.10, the corporation having issued no shares as of
the time of adoption of this amendment;

By a majority of the board of directors, in
accordance with Section 10.15, shares having been
issued but shareholder action not being required for
the adoption of the amendment;
X By the shareholders, in accordance with Section
10.20, a resolution of the board of directors having
been duly adopted and submitted to the shareholders.
At a meeting of shareholders, not less than the
minimum number of votes required by statute and by
the articles of incorporation were voted in favor of
the amendment;

By the shareholders, in accordance with Sections
10.20 and 7.10, a resolution of the board of
directors having been duly adopted and submitted to
the shareholders. A consent in writing has been
signed by shareholders having not less than the
minimum number of votes required by statute and by
the articles of incorporation. Shareholders who have
not consented in writing have been given notice in
accordance with Section 7.10;

By the shareholders, in accordance with Sections
10.20 and 7.10, a resolution of the board of
directors have been duly adopted and submitted to the
shareholders. A consent in writing has been signed by
all the shareholders entitled to vote on this
amendment.

Resolution
RESOLVED, that the Articles of Incorporation be amended to read as follows:

ARTICLE FOUR Paragraph 1: The authorization shares shall be:

CLASS PAR VALUE NUMBER OF SHARES AUTHORIZED
-------- --------------- ----------------------------------------------
COMMON NPV 10,000,000
PREFERRED NPV 2,500,000

ARTICLE THREE: The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the
number of authorized shares of any class below the
sued shares of that class, provided for or
effected by this amendment, is as follows: (If not
applicable, insert "No change")

NO CHANGE
ARTICLE FOUR: (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in
capital replaces the terms Stated Capital and Paid in
Surplus and is equal to the total of these accounts)
is as follows: (If not applicable, insert "No
change")

NO CHANGE
(b) The amount of paid-in capital (Paid-in capital
replaces the terms Stated Capital and Paid in Surplus
and is equal to the total of these accounts) as
changed by this amendment is as follows: (If not
applicable, insert "No change")

NO CHANGE
Before Amendment After Amendment
Paid-in Capital ________________ _______________

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated: June 26, 1989

LIFEWAY FOODS, INC.

Attested by /s/ George Allen By /s/ Michael Smolyansky
------------------------- --------------------------------
George Allen, Secretary Michael Smolyansky, President

ARTICLES OF AMENDMENT

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE: The name of the corporation is LIFEWAY FOODS, INC.

ARTICLE TWO: The following amendment of the Articles of
Incorporation was adopted on May 8, 1987 in the manner indicated
below.

By a majority of the incorporators, provided no
directors were named in the articles of incorporation
and no directors have been elected; or by a majority
of the board of directors, in accordance with Section
10.10, the corporation having issued no shares as of
the time of adoption of this amendment;

By a majority of the board of directors, in
accordance with Section 10.15, shares having been
issued but shareholder action not being required for
the adoption of the amendment;

By the shareholders, in accordance with Section
10.20, a resolution of the board of directors having
been duly adopted and submitted to the shareholders.
At a meeting of shareholders, not less than the
minimum number of votes required by statute and by
the articles of incorporation were voted in favor of
the amendment;

X By the shareholders, in accordance with Sections
10.20 and 7.10, a resolution of the board of
directors having been duly adopted and submitted to
the shareholders. A consent in writing has been
signed by shareholders having not less than the
minimum number of votes required by statute and by
the articles of incorporation. Shareholders who have
not consented in writing have been given notice in
accordance with Section 7.10;

By the shareholders, in accordance with Sections
10.20 and 7.10, a resolution of the board of
directors have been duly adopted and submitted to the
shareholders. A consent in writing has been signed by
all the shareholders entitled to vote on this amendment.

Resolution
RESOLVED: THAT BY RESOLUTION OF THE BOARD OF DIRECTORS, AFFIRMED BY A UNANIMOUS VOTE BY THE SHAREHOLDERES OF THE CORPORATION, THE CORPORATE OFFICERS, DIRECTORS, AND SHAREHOLDERS HEREBY AGREE THAT THE NUMBER OF SHARES OF CORPORATE STOCK, AUTHORIZED TO BE ISSUED, SHALL BE INCREASED TO 10,000,000 SHARES.

ADDITIONALLY, IT IS RESOLVED THAT THE COMPANY'S AUTHORIZED CAPITAL IS TO INCLUDE 2,500,000 SHARES OF PREFERRED STOCK, WITH NO PAR VALUE. THE BOARD OF DIRECTORS IS GRANTED DISCRETION UNDER THE ARTICLES OF INCORPORATION OF THE COMPANY TO ASSIGN RIGHTS AND PRIVILEDGES TO THE SHARES OF PREFERRED STOCK.

ADDITIONALLY, IT IS RESOLVED THAT THE CORPORATION MAY DIVIDE AND ISSUE THE PREFERRED SHARES IN SERIES. PREFERRED SHARES OF EACH SERIES WHEN ISSUED SHALL BE DESIGNATED TO DISTINGUISH THEM FROM THE SHARES OF ALL OTHER SERIES. THE BOARD OF DIRECTORS IS HEREBY EXPRESSLY VESTED WITH AUTHORITY TO DIVIDE THE CLASS OF PREFERRED SHARES INTO SERIES AND TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF ANY SUCH SERIES SO ESTABLISHED TO THE FULL EXTENT PERMITTED BY THE ARTICLES OF INCORPORATION AND ALL AMENDMENTS MADE THERETO, AND THE LAWS OF THE STATE OF ILLINOIS IN RESPECT OF THE FOLLOWING:

(A)  THE NUMBER OF SHARES TO CONSTITUTE SUCH SERIES, AND THE DISTINCTIVE DESIGNATIONS THEREOF;

(B)  THE RATE AND PREFERENCE OF DIVIDENDS, IF ANY, THE TIME OF PAYMENT OF DIVIDENDS ARE CUMULATIVE AND THE DATE FROM WHICH ANY DIVIDEND SHALL ACCRUE;

(C)  WHETHER SHARES MAY BE REDEEMED AND, IF REDEEMED TO BE RETIRED AS CANCELLED SHARES OF THE CORPORATION OR SUCH SHARES MAY CONSTITUTE AUTHORIZED BUT UNISSUED SHARES;

(D)  THE AMOUNT PAYABLE UPON SHARES IN EVENT OF INVOLUNTARY LIQUIDATION;

(E)  THE AMOUNT PAYABLE UPON SHARES IN EVENT OF VOLUNTARY LIQUIDATION;

(F)  SINKING FUND OR OTHER PROVISIONS, IF ANY FOR THE REDEMPTION OR PURCHASE OF SHARES;

(G)  THE TERMS AND CONDITIONS ON WHICH SHARES MAY BE CONVERTED, IF THE SHARES OF ANY SERIES ARE ISSUED WITH THE PRIVILEGE OF CONVERSION;

(H)  VOTING POWERS, IF ANY; AND,

(I)   ANY OTHER RELATIVE RIGHTS AND PREFERENCES OF SHARES OF SUCH SERIES INCLUDING, WITHOUT LIMITATION, ANY RESTRICTION ON AN INCREASE IN THE NUMBER OF SHARES OF ANY SERIES THERETOFORE AUTHORIZED AND ANY LIMITATION OR RESTRICTION OF RIGHTS OR POWERS TO WHICH SHARES OF ANY FUTURE SERIES SHALL BE SUBJECT.

ADDITIONALLY RESOLVED THAT CUMLATIVE VOTING IN THE ELECTION OF DIRECTORS SHALL NOT BE PERMITTED BY THE CORPORATION.

ADDITIONALLY RESOLVED THAT A SHAREHOLDER OF THE CORPORATION SHALL NOT BE ENTITLED TO A PREEMPTIVE RIGHT TO PURCHASE, SUBSCRIBE FOR, OR OTHERWISE ACQUIRE ANY UNISSUED SHARES OF STOCK OF THE CORPORATION, OR ANY OPTIONS OR WARRANTS TO PURCHASE, SUBSCRIBE FOR OR OTHERWISE ACQUIRE ANY SUCH UNISSUED SHARES OR ANY SHARES, BONDS, NOTES, DEBENTURES, OR OTHER SECURITIES CONVERTIBLE INTO OR CARRYING OPTIONS OR WARRANTS TO PURCHASE, SUBSCRIBE FOR OR OTHERWISE ACQUIRE ANY SUCH UNISSUED SHARES.

THE AFOREMENTIONED RESOLUTIONS HAVE BEEN ADOPTED BY THE DIRECTORS OF THE CORPORATION, BY UNANIMOUS VOTE HELD THE 8TH DAY OF MAY, 1987.

ARTICLE THREE: The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the
number of authorized shares of any class below the
number of issued shares of that class, provided for
or effected by this amendment, is as follows: (If not
applicable, insert "No change")

NO CHANGE

ARTICLE FOUR: (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in
capital replaces the terms Stated Capital and Paid in
Surplus and is equal to the total of these accounts)
is as follows: (If not applicable, insert "No
change")

NO CHANGE
(b) The amount of paid-in capital (Paid-in capital
replaces the terms Stated Capital and Paid in Surplus
and is equal to the total of these accounts) as
changed by this amendment is as follows: (If not
applicable, insert "No change")

NO CHANGE

Before Amendment After Amendment
Paid-in Capital $1,000.00 $1,000.00

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated: May 8, 1987 LIFEWAY FOODS, INC.

Attested by /s/ Edward Pucossi By /s/ Michael Smolyansky
------------------------------- -------------------------------
Edward Pucossi, Secretary Michael Smolyansky, President

ARTICLES OF INCORPORATION

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of
Incorporation.

ARTICLE ONE: The name of the corporation is LIFEWAY FOODS, INC.

ARTICLE TWO: The name and address of the initial registered agent and its registered office are:

Registered Agent: LAWRENCE H. BINDEROW
Registered Office: 105 WEST MADISON STREET, SUITE 1204
CHICAGO, IL 60602 COOK COUNTY

ARTICLE THREE: The purpose or purposes for which the corporation is organized are:

THE TRANSACTION OF ANY AND ALL LAWFUL BUSINESSES FOR WHICH CORPORATIONS MAY BE INCORPORATED UNDER THE ILLINOIS BUSINESS CORPORATION ACT.

ARTICLE FOUR: Paragraph 1: The authorized shares shall be:
CLASS PAR VALUE PER SHARE NUMBER OF SHARES AUTHORIZED
-------- ------------------------------ ---------------------------------------------
Common NPV 5,000,000

Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:
NONE

ARTICLE FIVE: The number of shares to be issued initially, and the consideration to be received by the corporation therefor, are:
PAR VALUE NUMBER OF SHARES CONSIDERATION
CLASS PER SHARE PROPOSED TO BE ISSUED RECEIVED THERFOR
-------- -------------- --------------------------------- --------------------------
Common NPV 1,000 $1,000.00
---------------------------------------------------------------------------------
TOTAL $1,000.00

ARTICLE SIX: OPTIONAL
The number of directors constituting the initial
board of directors of the corporation is TWO and the
names and addresses of the persons who are to serve
as directors until the first annual meeting of
shareholders or until their successors be elected and
qualify are:

NAME RESIDENTIAL ADDRESS
---------------------------------------------------------------------------------------
Michael Smolyansky 5246 Foster Avenue, Skokie, IL 60077
---------------------------------------------------------------------------------------
Edward Pucossi 1607 West Thome, Chicago, IL 60645
--------------------------------------------------------------------------------------

ARTICLE SEVEN: OPTIONAL
(a) It is estimated that the value of all property to be
owned by the corporation for the following year
wherever located will be: $_________

(b) It is estimated that the value of the property to be
located within the State of Illinois during the following
year will be: $_________

(c) It is estimated that the gross amount of business
which will be transacted by the corporation during the
following year will be: $_________

(d) It is estimated that the gross amount of business which
will be transacted from places of business in the State
of Illinois during the following year will be:
$_________

ARTICLE EIGHT: OTHER PROVISIONS
Attach a separate sheet of this size for any other
provision to be included in the Articles of
Incorporation, e.g., authorizing pre-emptive rights;
denying cumulative voting; regulating internal
affairs; voting majority requirements; fixing a
duration other than perpetual; etc.

NAMES & ADDRESSES OF INCORPORATORS
The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

DATED: May 13, 1986

SIGNATURES AND NAMES POST OFFICE ADDRESS
1. /s/ Michael Smolyansky 1. 5246 FOSTER AVENUE
----------------------------------------------- ----------------------------------------------
MICHAEL SMOLYANSKY SKOKIE, ILLINOIS 60077
----------------------------------------------- ----------------------------------------------
Name City/Town Date Zip

2. /s/ Ed Pucossi 2. 1607 WEST THOME
----------------------------------------------- ----------------------------------------------
Signature Street

EDWARD PUCOSSI CHICAGO, ILLINOIS 60645
----------------------------------------------- ----------------------------------------------
Name City/Town Date Zip